                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 8, 2007
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                             EVERLAST WORLDWIDE INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                    0-25918                  13-3672716
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      (State or other              (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)           Identification No.)

    1350 Broadway, Suite 2300, New York, New York                10018
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 239-0990
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                                       N/A
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         (Former name or former address, if changed since last report.)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

      On August 8,  2007,  Everlast  Worldwide  Inc.  announced  its  results of operations  and financial  condition for its second quarter ended June 30, 2007.
Attached hereto as Exhibit 99.1 is a copy of the press release.

      The information in this Current Report on Form 8-K,  including the exhibit hereto,  shall not be deemed to be  "filed"  for  purposes  of Section 18 of the
Securities  Exchange Act of 1934, as amended (the "Exchange  Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference into future filings by the Company under the Exchange Act or under the
Securities Act of 1933, as amended,  except to the extent specifically  provided in any such filing.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

Exhibit Number    Description
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99.1              Press  release of Everlast  Worldwide  Inc.  dated August 8,
                  2007   announcing   results  of  operations   and  financial
                  condition for its second quarter ended June 30, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                         (Registrant)

Date: August 9, 2007
                                    By: /s/ Gary J. Dailey
                                        ----------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer